EVANS & SUTHERLAND COMPUTER CORPORATION
                               AMENDMENT NO. 1 TO
             SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


     THIS AMENDMENT NO. 1 TO SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (the "Amendment") is made as of March 1, 2001, by and among EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation (the "Company"), and INTEL CORPORATION, a Delaware corporation (the "Investor").

                                    RECITALS:

     WHEREAS, on July 20, 1998 the Company and the Investor executed a Series B Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") pursuant to which, among other things, the Investor received 901,408 shares of Company Class B-1 Preferred Stock and a Warrant (the "Warrant") exercisable for 378,462 shares of Company Class B-1 Preferred Stock;

     WHEREAS, on February 5, 2001, the Investor executed a sale of 903,666 shares of the Company common stock (the "Stock Sale"). In order to settle the Stock Sale, the Investor presented for transfer 2,258 shares of Company common stock not subject to any restrictions under the Securities Act of 1933, as amended, and 901,408 shares of Company common stock which are issuable upon conversion of the shares of Class B-1 Preferred Stock held by the Investor;

     WHEREAS, Certain rights that were held by the Investor under the Purchase Agreement expired on December 31, 2000. The expired rights included a right of notice of certain proposed corporate events and acquisitions, a right of first refusal with respect to participating in certain corporate transactions affecting the Company, a right to participate on a pro rate basis in certain sales of Company common stock and a consent requirement for any acquisition in which the Company issued stock in excess of a specified threshold;

     WHEREAS, the Investor continues to have certain other rights under the Purchase Agreement, including, but not limited to, a right to acquire additional securities to maintain its pro-rata ownership interest in the Company's common stock following certain dilutive security issuances by the Company, registration rights, and a right to be notified of and to negotiate in good faith for 15 days with respect to engaging in certain corporate transactions; and

     WHEREAS, the Company and the Investor Intel desire to amend the Purchase Agreement as provided in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Investor agree as follows:

1.   Covenants of the Company.
     ------------------------

               1.1 Information Rights and Registration Rights. Sections 7(a) and 7(b) of the Purchase Agreement are hereby deleted in their entirety and replaced with the following:

                    "(a)    Information Rights.  Intentionally omitted.

                     (b)    Registration Rights.  Intentionally omitted."


               1.2  Board  and  Committee  Observer;  Rights  in the  event of a
                    Corporate Event; Rights of Participation; Right of Maintenance; Standstill Agreement. Sections 7(d)-(h) of the Purchase Agreement are hereby deleted in their entirety and replaced with the following:

                    "(d)    Board and Committee Observer. Intentionally omitted.

                     (e) Rights in the event of a Corporate Event. Intentionally omitted.

                     (f)    Rights of Participation.  Intentionally Omitted.

                     (g)    Right of Maintenance.  Intentionally Omitted.

                     (h)    Standstill Agreement.  Intentionally Omitted."

2. Company Indemnity. The last sentence of Section 8(a)(i)of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

     "Indemnification or other claims with respect to the other Transaction Agreements shall be covered by the provisions of those agreements and not by this Section 8."

3. Investor Indemnity. The last sentence of Section 8(a)(ii) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

     "Indemnification or other claims with respect to the other Transaction Agreements shall be covered by the provisions of those agreements and not by this Section 8."

4. Assignment and Delegation. Section 9 of the Purchase Agreement is hereby deleted in its entirety and replaced with "ASSIGNMENT AND DELEGATION. Notwithstanding anything herein to the contrary, the obligations of the Company or the Investor under Section 7(c) may not be delegated."

5. No Other Amendment. Except as expressly amended pursuant to this Amendment, the terms of the Purchase Agreement shall remain in full force and effect.


6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.



                 [REMAINDER OF THIS PAGE INTENTIONALLY OMITTED]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

EVANS & SUTHERLAND COMPUTER CORPORATION

By:         /s/ James R. Oyler
Name:       James R. Oyler
            ------------------------------------------------
Title:      President & CEO
            ------------------------------------------------


Address:    Attention:  Treasurer
                        600 Komas Drive
                        Salt Lake City, Utah 84108

                        Telephone No:           (801) 588-1000
                        Facsimile No:           (801) 588-4510

With copy to:           John G. Weston, Esq.
                        Snell & Wilmer L.L.P.
                        15 West South Temple
                        Suite 1200
                        Salt Lake City, Utah 84101
                        Telephone No:           (801) 257-1900
                        Facsimile No:           (801) 257-1800



INTEL CORPORATION

By:         /s/ Noel Lazo
            ------------------------------------------------
Name:       Noel  Lazo
            ------------------------------------------------
Title:      Assistant Treasurer

Address:    Attn:       M&A Portfolio Manager
                        2200 Mission College Blvd.
                        RN6-46
                        Santa Clara, California 95052

                        Telephone No:           (408) 765-5636
                        Facsimile No:           (408) 765-6038

With copy to:           Attn:  General Counsel
                        2200 Mission College Blvd.
                        SC4-203
                        Santa Clara, California 95052

                        Telephone No:           (408) 765-1125
                        Facsimile No:           (408) 765-1859





                                Signature page to
                     Evans & Sutherland Computer Corporation
                 Amendment No. 1 to Series B Stock and Warrant
                               Purchase Agreement